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                                                              EXHIBIT 10.11(h)



                                                                   EXHIBIT G/FRA

                            NOTE ASSUMPTION AGREEMENT



      THIS NOTE ASSUMPTION AGREEMENT is made and entered into this 5th day of November 1997, by and between I.C. Isaacs & Company L.P., a Delaware limited partnership ("Isaacs") and Ambra Inc., a Delaware corporation ("Ambra").



                               W I T N E S S E T H:



      WHEREAS, Isaacs has agreed to sell, transfer and assign to Ambra, and Ambra has agreed to purchase and accept from Isaacs certain assets of Isaacs pursuant to a Foreign Boss Rights Acquisition Agreement entered into on September 30, 1997 between Isaacs and Ambra (the "Acquisition Agreement");



      WHEREAS, Ambra has agreed to assume, pay and fully discharge all obligations of Isaacs under that certain Promissory Note of even date hereof of Isaacs issued to Brookhurst, Inc. (the "Note");

      NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is agreed as follows:

      1. Capitalized terms used herein and not defined herein shall have the meanings given such terms in the Acquisition Agreement.

      2. Ambra hereby fully, unconditionally and irrevocably assumes and covenants to fully pay and fully discharge all obligations of Isaacs under the Note.

      3. Isaacs hereby assigns to Ambra all its rights under the Note free and clear of all Encumbrances made, created or caused by Isaacs.

      4. Ambra shall indemnify and hold harmless Isaacs against any and all costs, expenses and damages incurred by Isaacs and resulting from Ambra's failure to fully pay and fully discharge all obligations under the Note.

      5. Ambra hereby covenants to execute and deliver to Isaacs such further assurances of this Assumption Agreement as Isaacs may require from time to time.
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      IN WITNESS WHEREOF, the parties have hereunto set their hands and seals the day, month and year first above written.

                                       I.C. ISAACS & COMPANY L.P., a Delaware
                                       limited partnership



                                       By: I.G. Design, Inc.,
                                           a Delaware corporation, its
                                           general partner

                                       By: /s/ Robert J. Arnot
                                          --------------------------------------
                                            Name: Robert J. Arnot
                                            Title: Chairman and Chief
                                                   Co-Executive Officer


                                       By: /s/ Gerald W. Lear
                                          --------------------------------------
                                            Name: Gerald W. Lear
                                            Title: President and Co-Chief
                                                   Executive Officer

                                       AMBRA INC.


                                       By: /s/ Jorg-Viggo Muller
                                          --------------------------------------
                                            Name:  Jorg-Viggo Muller
                                            Title: Chairman

                                       By:  /s/ Gert-Jurgen Frisch
                                          --------------------------------------
                                            Name:  Gert-Jurgen Frisch
                                            Title: Vice President